Statement of Additional Information Supplement	December 16, 2011

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
PUTNAM ABSOLUTE RETURN 100 FUND, PUTNAM ABSOLUTE RETURN
300 FUND, PUTNAM ABSOLUTE RETURN 500 FUND AND PUTNAM
ABSOLUTE RETURN 700 FUND DATED 2/28/11

The portion of the table under the heading CHARGES AND EXPENSES—Management fees describing the management fees paid by Putnam Absolute Return 100 Fund is deleted in its entirety and replaced with the following:

			Amount of	Amount management
		Management	management	fee would have been
Fund name	Fiscal year	fee paid	fee waived	without waivers

Absolute Return 100 Fund	2010	$1,283,467	$0	$1,283,467

	2009	$10,962	$187,415	$198,377